UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. _____ )

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SHIFTPIXY, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

ShiftPixy, Inc.

4101 NW 25th Street

Miami, FL 33131

January 19, 2024

To Our Shareholders:

You are cordially invited to attend the 2024 annual meeting of shareholders of ShiftPixy, Inc. (“ShiftPixy” or the “Company”) to be held at 1 p.m. ET on Monday, March 4, 2024 at the Company’s offices at 4101 NW 25th Street, Miami, FL 33142. Stockholders of record can vote on the Internet, by mail or by attending the annual meeting and voting by ballot as described below. On or about January 19, 2024, we will mail a Notice of Internet Availability of Proxy Materials to our stockholders advising them that they can access this proxy statement, the 2023 Annual Report and voting instructions over the Internet at www.proxyvote.com. You may then access these materials and vote your shares over the Internet. Please keep the notice for your reference through the meeting date.

Details regarding the meeting, the business to be conducted at the meeting, and information about ShiftPixy that you should consider when you vote your shares are described in the accompanying proxy statement.

At the annual meeting, five persons will be elected to our Board of Directors (the “Board”). In addition, we will ask shareholders to ratify the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending August 31, 2024. Our Board recommends approval of each of these proposals. Such other business will be transacted as may properly come before the annual meeting.

Pursuant to Securities and Exchange Commission rules, we have elected to deliver our proxy materials to certain of our shareholders over the internet. This delivery process allows us to provide shareholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. Prior to January 19, 2024, we intend to have completed a mailing to our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our annual meeting of shareholders and our 2023 annual report to shareholders. The Notice also provides instructions on how to vote online or by telephone, how to access the annual meeting and how to receive a paper copy of the proxy materials by mail.

We hope you will be able to attend the annual meeting. Whether or not you plan to attend the annual meeting, we hope you will vote promptly. Information about voting methods is set forth in the accompanying proxy statement.

Thank you for your continued support of ShiftPixy. We look forward to seeing you (virtually) at the annual meeting.

Sincerely,

/s/ Scott W. Absher
Scott W. Absher
President, Chief Executive Officer and Chair of the Board

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ShiftPixy, Inc.

4101 NW 25th Street

Miami, FL 33131

January 19, 2024

NOTICE OF 2024 ANNUAL MEETING OF SHAREHOLDERS

TIME: 1:00 p.m. ET

DATE: Monday, March 4, 2024

LOCATION: 4101 NW 25th Street, Miami, FL 33131

PURPOSES:

(1)	To elect five directors to serve until the next annual meeting of shareholders and until their successors have been elected and qualified;

(2)	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending August 31, 2024; and

(3)	To conduct such other business as may properly come before the meeting or any adjournments or postponements thereof.

Our Board recommends the approval of the proposals set forth above. Such other business will be transacted as may properly come before the annual meeting.

WHO MAY VOTE:

You may vote if you were the record owner of ShiftPixy common stock at the close of business on January 8, 2024. A list of shareholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at our principal executive offices located at 4101 NW 25th Street, Miami, FL 33131. If you wish to view this list, please contact our Secretary at ShiftPixy, Inc., 4101 NW 25th Street, Miami, FL 33131 or (888) 798-9100. Such list will also be available for examination by the shareholders during the annual meeting.

All shareholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote and submit your proxy by the internet, telephone or mail by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the annual meeting. If you participate in and vote your shares at the annual meeting, your proxy will not be used.

BY ORDER OF OUR BOARD OF DIRECTORS

/s/ Scott W. Absher
Scott W. Absher
President, Chief Executive Officer and Chair of the Board

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ShiftPixy, Inc.

4101 NW 25th Street

Miami, FL 33131

PROXY STATEMENT FOR SHIFTPIXY, INC.

2024 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 4, 2024

This proxy statement, along with the accompanying Notice of 2024 Annual Meeting of Shareholders, contains information about the 2024 annual meeting of shareholders of ShiftPixy, Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 1:00 p.m. ET on Monday, March 4, 2024 at 4101 NW 25th Street, Miami, FL 33131

Unless the context indicates otherwise, all references in this proxy statement to “we,” “us,” “our,” “ShiftPixy” and “the Company” refer to ShiftPixy, Inc. and its subsidiaries.

This proxy statement relates to the solicitation of proxies by our Board for use at the annual meeting.

By January 18, 2024, we intend to have completed a mailing to our shareholders of the Important Notice Regarding the Availability of Proxy Materials containing instructions on how to access our proxy statement for our 2024 annual meeting of shareholders and our 2023 annual report to shareholders.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SHAREHOLDER MEETING TO BE HELD ON MARCH 4, 2024

This proxy statement, the Notice of 2024 Annual Meeting of Shareholders, our form of proxy card and our 2023 annual report to shareholders are available for viewing, printing and downloading at www.proxyvote.com. To view these materials please have your 16-digit control number(s) available that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to shareholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended August 31, 2023, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investor Information” section of our website at www.shiftpixy.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to:

SHIFTPIXY, INC.

Attn: Secretary

4101 NW 25th Street

Miami, FL 33131

Exhibits will be provided upon written request and payment of an appropriate processing fee.

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IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

Our Board is soliciting your proxy to vote at the 2024 annual meeting of shareholders to be held on Monday, March 4, 2024, at 1:00 p.m. ET and any adjournments or postponements of the meeting, which we refer to as the annual meeting. This proxy statement, along with the accompanying Notice of 2024 Annual Meeting of Shareholders, summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.

We have made available to you on the internet or have sent you this proxy statement, the Notice of 2024 Annual Meeting of Shareholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended August 31, 2023 (“Fiscal 2023”) because you owned shares of our common stock on the record date. We intend to complete distribution of the Important Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the Notice, and, if applicable, proxy materials to shareholders by January 19, 2024.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?

As permitted by the rules of the U.S. Securities and Exchange Commission, or the SEC, we may furnish our proxy materials to our shareholders by providing access to such documents on the internet, rather than mailing printed copies of these materials to each shareholder. Most shareholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite shareholders’ receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources. If you received the Notice by mail or electronically, you will not receive a printed or emailed copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.

Who May Vote?

Only shareholders of record at the close of business on January 8, 2024, will be entitled to vote at the annual meeting. On this record date, there were 5,397,698 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.

If on January 8, 2024, your shares of our common stock were registered directly in your name with our transfer agent, VStock Transfer, LLC, then you are a shareholder of record.

If on January 8, 2024, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the annual meeting.

As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote your shares at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

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How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the internet or telephone. You may specify whether your shares should be voted FOR or WITHHELD for each nominee for director, and whether your shares should be voted for, against or abstain with respect to the other proposal. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting.

If your shares are registered directly in your name through our stock transfer agent, VStock Transfer, LLC, or you have stock certificates registered in your name, you may vote:

•	By internet or by telephone. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote over the internet or by telephone.

•

By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our Board’s recommendations as noted below.

•

At the time of the  meeting. If you attend the meeting, you may vote your shares at the time of the meeting(if you satisfy the admission requirements, as described below). Even if you plan to attend the annual meeting, we encourage you to vote in advance by telephone, through the internet or by mail so that your vote will be counted in the event you later decide not to attend.

To participate and vote during the annual meeting, you will need the 16-digit control number included on your Notice or on your proxy card. Beneficial shareholders who do not have a control number may gain access to and vote at the meeting by logging into their broker, brokerage firm, bank or other nominee’s website and selecting the shareholders communications mailbox to access the meeting; instructions should also be provided on the voting instruction card provided by your broker, bank, or other nominee.

Telephone and Internet voting facilities for shareholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Daylight Time on Sunday, March 3, 2024.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and internet voting also will be offered to shareholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the virtual annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and vote your shares online at the time of the meeting.

How Does Our Board of Directors Recommend that I Vote on the Proposals?

Our Board recommends that you vote as follows:

☐	“FOR” the election of the nominees for directors; and

☐	“FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2024 (“Fiscal 2024”).

If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his or her best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting other than those discussed in this proxy statement.

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May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:

☐	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

☐	by re-voting by internet or by telephone as instructed above;

☐	by notifying ShiftPixy’s Secretary in writing before the annual meeting that you have revoked your proxy; or

☐

by attending the annual meeting and voting at the meeting. Attending the annual meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.

Your most current vote, whether by telephone, internet or proxy card is the one that will be counted.

What if I Receive More Than One Notice or Proxy Card?

You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 2 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

Your bank, broker or other nominee does not have discretionary voting authority on the election of directors. Therefore, if you hold your shares in street name, it is critical that you cast your vote if you want your vote to be counted for the election of directors (Proposal 1).

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors

The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratify Appointment of Independent Registered Public Accounting Firm

The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting for this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our shareholders to select our independent registered public accounting firm. However, if our shareholders do not ratify the appointment of Marcum LLP as our independent registered public accounting firm for Fiscal 2024, our Audit Committee of our Board will reconsider its selection.

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Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Election, who is one of our in house legal or financial professionals, examine these documents. Other members of management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or that you otherwise provide.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Annual Meeting?

In order to hold the meeting, there must be a quorum. For there to be a quorum at the meeting, the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the annual meeting must be present or represented by proxy. Shares represented by shareholders of record who are present or represented by proxy at the meeting, including shares that are voted or that abstain on any particular matter and broker non-votes, will be counted for purposes of determining whether there is a quorum.

Attending the Annual Meeting

This year, our annual meeting will be held at 1:00 p.m. ET on March 4, 2024, at 4101 NW 25th Street, Miami, FL 33131. Please bring the Notice of Internet Availability of Proxy Materials with you for admission to the meeting... You need not attend the annual meeting in order to vote.

Householding of Annual Disclosure Documents

Some brokers or other nominee record holders may be sending you a single set of our proxy materials if multiple ShiftPixy shareholders live in your household. This practice, which has been approved by the SEC, is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Shareholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

We will promptly deliver a separate copy of our Notice or if applicable, our proxy materials to you if you write or call our Secretary at: 4101 NW 25th Street, Miami, FL 33131 or (888) 798-9100. If you want to receive your own set of our proxy materials in the future or, if you share an address with another shareholder and together both of you would like to receive only a single set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact us at the above address and phone number.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of January 8, 2024 for (a) the executive officers named in the Summary Compensation Table on page 17 of this proxy statement, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group and (d) each shareholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of January 8, 2024, pursuant to the exercise or conversion of options or warrants or other securities exercisable or convertible into common stock to be outstanding for the purpose of computing the percentage ownership of such individual or group, but those shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the shareholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these shareholders. Percentage of ownership is based on 5,397,698 shares of common stock outstanding on January 8, 2024.

Executive Officers and Directors	Number of Shares Beneficially Owned	Number of Shares Acquirable	Beneficial Ownership Percentage
Scott W. Absher, CEO and Chair(1)	4,750,277	21	88]
Douglas Beck, CFO	-	-	*
Martin Scott, Director	—	—	*
Whitney J. White, Director	1	—	*
Christopher Sebes, Director	—	—	*
Amanda Murphy, COO and Director(2)	—	25	*
All Executive Officers and Directors as a Group (6 persons)	4,750,277	46	88%

*	Less than 1%

(1)	Represents 4,750,277 shares of common stock and 21 shares underlying options exercisable as of January 8, 2024.

(2)	Represents 25 shares of common stock underlying options exercisable within 60 days of January 8, 2024.

CORPORATE GOVERNANCE AND BOARD MATTERS

Our Board accepted the recommendation of the Nominations Committee and voted to nominate Scott W. Absher, Martin Scott, Whitney J. White, Christopher Sebes and Amanda Murphy for election at the annual meeting for a term of one year to serve until the 2025 annual meeting of shareholders, and until their respective successors have been elected and qualified.

Set forth below are the names of the persons nominated for election as directors, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board’s conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:

Name	Age	Position with the Company
Scott W. Absher	63	President, Chief Executive Officer and Chair of the Board
Martin Scott	55	Director
Whitney J. White	47	Director
Christopher Sebes	69	Director
Amanda Murphy	40	Chief Operating Officer and Director

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Scott W. Absher, age 63, has served as our President, Chief Executive Officer and Chair of the Board since our formation in June 2015. Mr. Absher has also served as the Chair of the board and Chief Executive Officer of Industrial Human Capital, Inc., Firemark Global Capital, Inc., TechStackery, Inc., and Vital Human Capital, Inc., special purpose acquisition companies, or “SPACs” that were formerly sponsored by one of our subsidiaries. Also, since February 2010, he has been President of Struxurety, a business insurance advisory company. As a member of our Board, Mr. Absher contributes significant industry-specific experience and expertise to our insurance-related services and has a deep understanding of all aspects of our business, products and markets, as well as substantial experience developing corporate strategy, assessing emerging industry trends, and managing business operations. He is a graduate of The Moody Bible Institute of Chicago.

Martin Scott, age 55,was appointed as an independent director on January 16, 2024. He brings the Company over three decades of corporate finance and accounting experience working with public and private companies of all size, scopes and industry sectors. In 2004, Mr. Scott founded Martin Scott CFO Consulting, a consulting firm which provides outsourced CFO services to small- and medium-sized businesses. He is widely recognized as an expert in SEC reporting, financial planning and analysis, capital formation, mergers and acquisitions and audit planning and oversight. Mr. Scott is a Certified Public Accountant. Mr. Scott graduated from Florida State University with a Bachelor of Science degree in Accounting and Finance.

Whitney J. White, age 47, has served as an independent director since September 28, 2017. Mr. White currently serves as Chair of the Compensation and Nominations Committees and is also a member of the Audit Committee. Since July of 2022, Mr. White has served as Chief Operating Officer of Brassica Technologies, LLC, a financial services and technology company primarily servicing the alternative investments industry. From September 2020 to July of 2022 (and continuing thereafter to the present on a consulting basis), Mr. White served as Chief Information Officer for ClearList Holdings LLC, a financial services and technology company primarily servicing privately held entities. From April 2017 through April 2020, Mr. White was the Chief Operating Officer and Chief Technology Officer of Prime Trust, LLC, a Nevada chartered trust company. Before his service with Prime Trust, Mr. White spent 17 years with W.R. Hambrecht + Co., LLC, an investment banking, advisory and brokerage firm that was the underwriter of our Regulation A offering. At W.R. Hambrecht, Mr. White served in various executive roles, including as Chief Technology Officer and Managing Director, Equity Capital Markets. Mr. White earned a bachelor’s degree in Computer Science & Psychology from Hamilton College, a Master of Business Administration in Finance and Accounting from Columbia University’s Graduate School of Business, and a Master of Business Administration in Technology and Entrepreneurship from the University of California - Berkeley’s Hass School of Business. Mr. White holds a Series 79 license as an Investment Banking Representative, a Series 24 license as a General Securities Principal, and a Series 7 license as a General Securities Representative. As a member of our Board, Mr. White contributes decades of leadership and management experience building and advising early stage, technology-driven companies. Based on his investment banking experience, Mr. White has significant corporate finance and governance expertise. As an experienced senior technologist, Mr. White provides years of experience applying technology to enhance traditional business processes.

Christopher Sebes, age 69, has served as an independent director since February 7, 2020, and currently serves as a member of the Audit Committee. From August 2004 to July 2014, he served as the CEO of XPIENT Solutions, a full-service, global provider of solutions for food ordering, digital menus, drive-thru management, kitchen management, inventory, labor and scheduling analytics. From November 2014 to July 2019, Mr. Sebes served as the President of Xenial, Inc., a cloud-based restaurant and retail management platform. Since August 2019, Mr. Sebes has been a partner and member of the board of directors of Results Thru Strategy, Inc., a strategic advisory firm specializing in restaurants, hotels, and technology companies serving those industries. Since September 2019, he has also served as a member of the board of advisors of Valyant AI, which has developed a proprietary conversational artificial intelligence platform that integrates with existing mobile, web, call-ahead, kiosk and drive-thru platforms. Mr. Sebes received a degree in Hotel and Restaurant Management from the University of Portsmouth (Hampshire, United Kingdom) in 1975. Mr. Sebes brings to our Board his innovative thought leadership and extensive knowledge of restaurant industry technology both in the United States and abroad.

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Amanda Murphy, age 40, has served as a director since February 10, 2020. Prior to her election to our Board, Ms. Murphy served as our Director of Operations, and was promoted to the position of Chief Operating Officer effective January 1, 2022, in which roles she has been vital to our success and growth. Ms. Murphy has been active in the operations side of the staffing industry at a senior level since 2007. She received her certificate in HR Management from California State University – Long Beach in 2007, and also studied law at Taylor University in Selango, Malaysia.

Executive Officers

Our executive officers consist of Scott W. Absher, Amanda Murphy, and Douglas Beck. Biographical information regarding Mr. Absher and Ms. Murphy is set forth above.

Douglas Beck, CPA has served as our Chief Financial Officer since January 15, 2023, Mr. Beck, age 62, previously served as CFO and Consultant for Beyond Air, Inc. (NASD.XAIR), a clinical stage medical device company, from November of 2018 to December of 2022. Prior to his service with Beyond Air, Mr. Beck served as CFO for JLM Couture, Inc., a high-end bridal wear and accessories designer and manufacturer from February 2016 to October of 2018. Mr. Beck has a Bachelor of Science degree in accounting from Fairleigh Dickinson University, and he is a New York certified public accountant as well as a member of the New York State Society of CPAs SEC and CFO committees.

Director Independence

Rule 5605 of the Nasdaq Listing Rules requires a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In selecting our independent directors, our Board considered the relationships that each such person has with our company and all the other facts and circumstances our Board deemed relevant in determining independence, including the beneficial ownership of our capital stock by each such person. Using this definition of independence, we have determined that three of our five directors, Martin Scott, Whitney White, and Christopher Sebes, are independent. Our independent directors meet separately at least twice each fiscal year.

Meetings of the Board of Directors

During Fiscal 2023, we held 3 meetings of our Board, and the various committees of our Board met a total of 5 times. Each incumbent director attended 100% of the aggregate number of meetings held by the Board from the time of their election or appointment.

It is the policy of our Board that all directors should attend the annual meeting of shareholders unless unavoidably prevented from doing so by unforeseen circumstances.

Board Leadership Structure

Scott W. Absher serves as President, Chief Executive Officer and as Chair of the Board. The Board does not have a policy that prohibits the Chief Executive Officer from serving as the Chair of the Board because it desires the flexibility to determine whether it is in the best interests of the Company for one person to hold both positions based upon its goals and stage of development. The Board believes that it is desirable for Mr. Absher to hold both positions at the present time due to our early stage of development and his unique knowledge of our history and goals, which we believe complement both the officer and director positions. We do not have a lead independent director.

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Table of Conents

The Board’s Role in Risk Oversight

The Audit Committee reviews and discusses with management our processes and policies with respect to risk assessment and risk management. In addition, our risk oversight process involves the Board receiving information from management on a variety of matters, including operations, legal, regulatory, finance, reputation and strategy, as well as information regarding any material risks associated with each matter. The full Board (or the appropriate committee with responsibility for oversight of the matter) receives this information through updates from the appropriate members of management to enable it to understand and monitor our risk management practices. When a Board committee receives an update, the chair of the relevant committee reports on the discussion to the full Board during the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role.

Shareholder Communications with the Board of Directors

Our Board has implemented a process for shareholders to send communications to our Board. Any shareholder desiring to communicate with our Board, or with specific individual directors, may do so by writing to our Secretary at 4101 NW 25th Street, Miami, FL 33131. Our staff acting on behalf of our Secretary has been instructed to promptly forward all such communications to our Board or such individual directors as appropriate. Proposals regarding matters to be addressed in the Company’s proxy statement must comply with the applicable requirements of Rule 14A-8 of the Exchange Act regarding the inclusion of shareholder proposals in company-sponsored proxy materials and other applicable laws.

Committees of the Board of Directors

Our Board presently has three standing committees: Audit Committee, Compensation Committee, and Nominations Committee. Each of these committees is described below.

Audit Committee

Our Audit Committee currently consists of Messrs. White and Sebes, each of whom is “independent,” as such term is defined by the Nasdaq Listing Rules and Rule 10A-3 of the Exchange Act. In addition, the Board has determined that each Audit Committee member is able to read and understand fundamental financial statements. We anticipate that Mr. Scott will join the audit committee (as chair) as of February 1, 2024  and is an “audit committee financial expert” within the meaning of SEC regulations and Nasdaq Listing Rules. In making these determinations, our Board considers the formal education and nature and scope of each member’s previous experience. No member of our Audit Committee has participated in preparing our financial statements in any of the past three years, aside from strictly in their capacity as an independent director or as a member of a committee of our Board.

Our Audit Committee held 3 meetings during Fiscal 2023 separate and apart from full meetings of the Board.

The Audit Committee operates pursuant to a written charter adopted by our Board, which may be found on our website at www.shiftpixy.com. The Audit Committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

•	overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;

•	reviewing and discussing with management and the registered public accounting firm our annual and quarterly consolidated financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	meeting independently with our registered public accounting firm and management;

•	reviewing and approving or ratifying related party transactions; and

•	preparing audit committee reports required by SEC rules.

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Compensation Committee

Our Compensation Committee currently consists of Messrs. Scott, Sebes and White, with Mr. White serving as Chair. As detailed above, our Board has determined that Messrs. Scott, Sebes and White are each “independent” as defined by the Nasdaq Listing Rules. Our Compensation Committee held 1 meeting during Fiscal 2023 separate and apart from full meetings of the Board.

The Compensation Committee operates pursuant to a written charter adopted by our Board, which may be found on our website at www.shiftpixy.com. The Compensation Committee’s responsibilities include:

•	reviewing and approving corporate goals and objectives with respect to our Chief Executive Officer;

•	making recommendations to our Board with respect to the compensation of our Chief Executive Officer and our other executive officers;

•	overseeing evaluations of our senior executives;

•	reviewing and assessing the independence of compensation advisers;

•	overseeing and administering our equity incentive plans;

•	reviewing and making recommendations to our Board with respect to director compensation;

•	reviewing and discussing with management any “Compensation Discussion and Analysis” disclosure in our SEC filings (when applicable); and

•	preparing compensation committee reports required by SEC rules.

Generally, the Compensation Committee’s process involves the review and approval of the annual base salaries and annual incentive opportunities of the Company’s executive officers. The Compensation Committee also periodically reviews the following items relating to the compensation of the Company’s executive officers: (a) all other incentive awards and opportunities; (b) any employment agreements and severance arrangements; (c) any change-in-control agreements and severance protection plans and change-in-control provisions affecting any elements of compensation benefits; and (d) any special or supplemental compensation and benefits for the Company’s executive officers and individuals who formerly served as executive officers.

The Compensation Committee has the authority, in its sole discretion, to retain and terminate (or obtain the advice of) any adviser to assist it in the performance of its duties. The Compensation Committee is directly responsible for the appointment, compensation and oversight of the work of any adviser it retains and has the sole authority to approve any such consultants’ or advisors’ fees and other retention terms. The Compensation Committee may select any such consultant, counsel, expert or adviser to the Compensation Committee, only after taking into consideration factors that bear upon the adviser’s independence.

Nominations Committee

Our Nominations Committee currently consists of Messrs. Scott, Sebes and White, with Mr. White serving as Chair. Our Board has determined that each member of the Nominations Committee is “independent” as defined by the Nasdaq Listing Rules. Our Nominations Committee held 1 meeting during Fiscal 2023 separate and apart from full meetings of the Board.

Our Nominations Committee operates pursuant to a written charter adopted by our Board, which may be found on our website at www.shiftpixy.com. The Nominations Committee’s responsibilities include:

•	identifying individuals qualified to become Board members;

•	recommending to our Board persons to be nominated for election as directors and to be appointed to each committee of our Board;

•	reviewing and making recommendations to our Board with respect to management succession planning; and

•	overseeing periodic evaluations of Board members.

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Our Board considers the recommendations of the Nominations Committee and determines whether to recommend such nominees to our shareholders. Our Nominations Committee strives to nominate qualified individuals, including incumbent directors, whom the committee believes will make important contributions to our Board. While there are no minimum qualifications for nomination, our Nominations Committee generally requires that nominees be persons of sound ethical character, be able to represent all shareholders fairly, have no material conflicts of interest, have demonstrated professional achievement, have meaningful experience and have a general appreciation of the major issues facing us. In addition, the Board believes that its membership, as a whole, should possess a combination of skills, professional experience and diversity of backgrounds necessary to oversee our business. Our Nominations Committee has not adopted a formal diversity policy in connection with the consideration of director nominations or the selection of nominees. In seeking a diversity of background, the Nominations Committee typically considers a variety of occupational and personal factors to obtain a range of viewpoints and perspectives. Accordingly, the Nominations Committee considers the qualifications of directors and director candidates individually and in the broader context of the Board’s overall composition and our current and future needs.

In evaluating the current nominees, the Nominations Committee considered all of the criteria described above and believes that all of the director nominees listed above are highly qualified and have the skills and experience required to make a significant contribution to our Board. The biographies of nominees, provided above, contain specific information regarding each individual’s experience, qualifications and skills.

Shareholder Nominations

Our Nominations Committee will consider persons recommended by our shareholders in selecting nominees for election. The Committee does not have a formal policy with regard to the consideration of any director candidates recommended by shareholders, other than to evaluate any such nominee on a case-by-case basis, applying the same standards as it would to any other nominee. Shareholders who wish to propose a qualified nominee for consideration should submit complete information as to the identity and qualifications of that person to our Secretary at 4101 NW 25th Street, Miami, FL 33131.

Director Compensation Table

Our directors classified as employees receive no additional compensation for services as Board members. The following table summarizes the compensation paid or accrued to our directors for their service on our Board during Fiscal 2023:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	All Other Compensation ($)	Total ($)
Scott W. Absher	—	—	—	—	—
Kenneth W. Weaver(3)	70,000	—	—	—	70,000
Whitney J. White	82,000	75,000	—	—	157,000
Christopher Sebes	101,000	75,000	—	—	176,000
Amanda Murphy(4)	—	—	—	—	—

(1)	Represents monthly board of director fees paid or payable in cash during the year ended August 31, 2023.

(2)

Represents annual value of stock awards issued during Fiscal 2023 under our 2017 Plan. This is an annual grant amount and has been accrued for services provided. No shares have been issued as of August 31, 2023. Mr. Absher and Mrs. Mrs. Murphy did not receive any compensation for his or her vices as a director during Fiscal 2023, respectively.

(3)	Mr. Weaver resigned on July 25, 2023, as the Chair of the Audit Committee.

(4)

Ms. Murphy joined our board of directors on February 10, 2020. She is the Company's Chief Operations Officer with an annual salary compensation of $500,000 for the calendar year 2022. Ms. Murphy has deferred compensation for unpaid salaries of approximately $0.2 million as of August 31, 2022.

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Legal Proceedings

Administrative Order and Settlement with Alabama Securities Commission

On June 25, 2013, the Alabama Securities Commission issued a Cease and Desist Order (the “Order”) against Scott W. Absher, serving as the Company’s President, Chief Executive Officer and Director, and other named persons and entities, requiring that they cease and desist from further offers or sales of any security in the State of Alabama. The Order asserts that Mr. Absher was the president of a company that issued unregistered securities to certain Alabama residents, that he was the owner of a company that was seeking investments, and that in March 2011 he spoke to an Alabama resident who was an investor in one of the named entities. The Order concludes that Mr. Absher and others caused the offer or sale of unregistered securities through unregistered agents. While Mr. Absher disputes many of the factual statements and specifically that he was an owner or officer of any of the entities involved in the sale of the unregistered securities to Alabama residents, or that he authorized any person to solicit investments for his company, in the interest of allowing the matter to be resolved, he did not provide a response.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board nominated Scott W. Absher, Martin Scott, Whitney J. White, Christopher Sebes and Amanda Murphy for election at the annual meeting. If they are elected, they will serve on our Board until the 2025 annual meeting of shareholders and until their respective successors have been elected and qualified.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election of Scott W. Absher, Martin Scott, Whitney J. White, Christopher Sebes and Amanda Murphy as directors. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as our Board may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

Vote Required

A plurality of the shares cast for each nominee at the meeting is required to elect each nominee as a director. Votes that are withheld will not be included in the vote tally for the election of the directors. Broker non-votes will have no effect on the results of this vote.

The Board recommends a vote “FOR” each of Scott W. Absher, Martin Scott, Whitney J. White, Christopher Sebes and Amanda Murphy to our Board. Proxies solicited by our Board will be voted in favor thereof unless a shareholder has indicated otherwise on the proxy.

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PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent external audit firm retained to audit the Company’s financial statements. As a matter of good corporate governance, the Audit Committee requests that shareholders ratify its selection of Marcum LLP (“Marcum”) to serve as our independent registered public accounting firm for Fiscal 2024. Marcum has served as our independent registered public accounting firm since 2017. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, the Audit Committee may, in its discretion, select a different independent registered public accounting firm at any time during Fiscal 2024 if it determines that such a change would be in the best interests of the Company. The members of the Audit Committee and the Board believe that the continued retention of Marcum to serve as our independent external auditor is in the best interests of the Company.

A representative of Marcum LLP is expected to attend the annual meeting and will be available to make a statement, if so desired, or to respond to questions.

Principal Accountant Fees and Services

The following table shows the fees paid or incurred by us for the audit and other services provided by our auditor for fiscal years ended August 31, 2023, and 2022.

	2023	2022
Audit Fees	$561,148	$423,246
Audit-Related Fees		—
Tax Fees		—
All Other Fees	$68,495	$64,118
Total	$629,643	$487,364

As defined by the SEC, (i) “audit fees” are fees for professional services rendered by our principal accountant for the audit of our annual financial statements and review of financial statements included in our Form 10-K, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; and (ii) “all other fees” are fees for products and services provided by our principal accountant, (primarily in connection with registration statements that we filed during Fiscal 2023), other than the services reported under “audit fees,” “audit-related fees,” and “tax fees.”

Policy on Audit Committee Pre-Approval of Services of Independent Auditors

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established policies and procedures to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1.

Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2.

Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.

Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.	Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

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Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted, and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Ratification of the Independent Registered Public Accounting Firm

Although shareholder ratification is not required by our bylaws or otherwise, the appointment of Marcum as our Company’s independent registered public accounting firm to audit the consolidated financial statements for Fiscal 2024 is being submitted to our shareholders for ratification because we believe it is a matter of good corporate governance. If our shareholders do not ratify the appointment of Marcum, the adverse vote will be considered as a recommendation to the Audit Committee to select other auditors for the following fiscal year. However, due to the difficulty in making any substitution of auditors after the beginning of the fiscal year, it is contemplated that the appointment of Marcum for Fiscal 2024 will be permitted to stand unless the Audit Committee finds other good reason for making a change. Also, the Audit Committee may terminate Marcum’s engagement as our independent registered public accounting firm without the approval of our shareholders if it deems termination appropriate and in the Company’s best interest.

Vote Required

The affirmative vote of a majority of the votes cast that are entitled to vote at the annual meeting is required for the ratification of the appointment of the Company’s independent registered public accounting firm. Abstentions will be treated as votes against this proposal. Broker non-votes will have no effect on the results of this vote.

The Board recommends a vote “FOR” the ratification of Marcum as our independent registered public accounting firm for Fiscal 2024. Proxies solicited by our Board will be voted in favor of such ratification unless a shareholder indicates otherwise on the proxy.

OTHER MATTERS

Our Board knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2025 annual meeting of shareholders, we must receive shareholder proposals (other than for director nominations) no later than October 14, 2024. To be considered for presentation at the 2025 annual meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than October 14, 2024, and no later than December 6, 2024. Proposals that are not received in a timely manner will not be voted on at the 2025 annual meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All shareholder proposals should be marked for the attention of Secretary, ShiftPixy, Inc., at 4101 NW 25th Street, Miami, FL 33131.

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EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table for Fiscal 2023 and 2022

The following table provides information regarding the compensation paid during Fiscal 2023 and Fiscal 2022, to the named executive officers.

Name and Principal Position	Year	Salary ($)		Stocks Awards ($)	Option Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Scott W. Absher	2023	847,000			3,131,000	(4)				3,978,000
President, Chief Executive Officer and Director	2022	764,673		—	—		—	1,070,793	(3)	1,835,466
Douglas Beck, CPA	2023	157,000	(2)	—	—			—		157,000
Chief Financial Officer
Amanda Murphy	2023	457,000		—	—		—	—		457,000
Chief Operating Officer	2022	264,152		—	438,200		—	—		702,352

(1)

The amount shown for option awards represents the grant date fair value of such awards granted to the named executive officers as computed in accordance with FASB ASC Topic 718, Compensation-Stock Compensation. For each award, the grant date fair value is calculated using the closing price of our common stock on the grant date. This amount does not correspond to the actual value that may be realized by the named executive officers upon vesting or exercise of such award. For information on the assumptions used to calculate the value of the awards, refer to Note 12 to the accompanying Consolidated Financial Statements.

(2)	Mr. Beck joined our Company on January 15, 2023, and receives an annual salary of $250,000

(3)

Represents other compensation includes a one-time discretionary cash bonus of $250,000 paid in March 2022, and the fair value of 4,100,000 preferred shares series A granted in exchange for settlement of unpaid deferred compensation due to him through July 31, 2022, totaling $820,793.24, including a $250,000 bonus, $137,274 deferred salary compensation and $433,519 accumulated paid time off.

(4)

Represents the fair market value of stock-based compensation expense for conditional preferred option grant on August 2023. of 4,77,234 shares that are convertible to common stock on a one for one basis

Equity Incentive Plans

In March 2017, the Company adopted its 2017 Stock Option/Stock Issuance Plan (the “Plan”). The Plan provides incentives to eligible employees, officers, directors and consultants in the form of incentive stock options (“ISOs”), non-qualified stock options (“NQs”), (each of which is exercisable into shares of common stock) (collectively, “Options”) or shares of common stock (“Share Grants”).

On March 6, 2023, the shareholders approved an increase in the number of shares of common stock issuable under the Plan from 1,250 to 31,250. Under the terms of the Plan, options granted prior to July 1, 2020, each option has a term of service vesting provision over a period of time as follows: 25% vest after a 12-month service period following the award, with the balance vesting in equal monthly installments over the succeeding 36 months. Options granted on or after July 1, 2020, typically vest over four years, with 25% of the grant vesting one year from the grant date, and the remainder in equal quarterly installments over the succeeding 12 quarters. All options granted to date have a stated ten-year term.

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Stock grants are issued at fair value, considered to be the market price on the grant date. The fair value of option awards is estimated on the grant date using the Black-Scholes stock option pricing model, which uses certain assumptions related to risk-free interest rates, expected volatility, expected life of the stock options and future dividends.

The Company elected to account for forfeitures under the Plan as they occur. Any compensation cost previously recognized for an unvested award that is forfeited because of a failure to satisfy a service condition is reversed in the period of the forfeiture.

As of August 31, 2023, there are 30,833 shares available under the Plan.

Employment Agreements with our Named Executive Officers

On March 23, 2016, we entered into an offer letter agreement with Scott W. Absher, our President and Chief Executive Officer (the “Absher Offer Letter”), which included certain provisions related to the executive’s compensation. The Absher Offer Letter provided for a full-time exempt position, a monthly salary of $31,250. (which was subsequently increased by our board of directors to $62,500 per month), and standard employee benefit plan participation. On June 30, 2021, our board of directors approved increases to Mr. Absher's annual base salary to $764,473, effective July 1, 2021. On October 22, 2021, our board of directors approved increases to Mr. Absher's annual base salary to $1,000,000, effective January 1, 2022. In addition, our board of directors approved a discretionary bonus of $500,000 to Mr. Absher, of which 50% was payable upon approval by the board of directors, and 50% shall be payable on January 1, 2022.

On January 4, 2023, we entered into an offer of employment letter with Douglas Beck, our Chef Financial Officer for an annual salary of $250,000 with standard benefits.

On October 22, 2021, the Company’s board of directors approved annual salary increases which was effective January 1, 2022, with Amanda Murphy, the Company’s Chief Operating Officer and Operations and a member of our board of Directors, to $0.5 million from $0.3 million. Effective January 1, 2023, Mrs. Murphy’s annual salary was reduced to $0.3 million. She has an accrued salary of $.2 million and $0.2 million as of August 31, 2022 and August 31, 2022, respectively.

Outstanding Equity Awards at 2023 Fiscal Year End

Common Stock Options

The following table summarizes the outstanding equity awards held by each named executive officer as of August 31, 2023. This table includes unexercised and unvested options and equity awards.

	Equity awards
Name	Date of Grant	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	◦ Market value of shares or units of stock that have not vested ($) ◦ (6)
Scott Absher	0/3/15/2017	21	-	-	9.960.00	03/15/2017	-	-
	08/23/2023	-	4,744,234	-	0.00001	10/14/2024	-	-
Amanda Murphy, Chief Operating Officer	0/3/15/2017	4	-	-	9.960.00	03/15/2017	-	-
	05/10/2018	21		-	6,000.00	08/13/2029	-	-

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AUDIT COMMITTEE REPORT

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing and financial reporting practices. During Fiscal 2023, the Audit Committee met 3 times and discussed internal control, accounting, auditing and our financial reporting practices with our Chief Executive Officer, Chief Financial Officer and our independent auditors and accountants, Marcum. Also, in discharging our oversight responsibility as to the audit process, each member of the Audit Committee has reviewed our audited financial statements for Fiscal 2023, and the Audit Committee members met with management and Marcum, both together and in separate sessions, to discuss the audited financial statements. These sessions included a discussion with Marcum of the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board. Based on the Audit Committee’s review of the audited financial statements and discussions with management and Marcum, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for Fiscal 2023 for filing with the SEC.

In addition, the Audit Committee has received from Marcum the written disclosures and communications required by the Public Company Accounting Oversight Board regarding Marcum’s independence and has discussed with Marcum the issue of its independence in connection with its audit of the Company’s financial statements for Fiscal 2023.

Whitney J. White

Christopher Sebes

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

In accordance with its charter, our Audit Committee is responsible for reviewing and approving, or rejecting, any transactions with “related persons” as defined by SEC rules and any potential conflicts of interest between us and any third party. The Audit Committee reviews and considers such transactions on a case-by-case basis in light of all facts and circumstances and does not use any prescribed criteria for approving or rejecting any proposed transaction or relationship.

Director Compensation

Scott Absher

On October 22, 2021, our Board approved raising Mr. Absher’s annual salary to $1M, effective January 1, 2022, and also approved the payment of a $0.5 million bonus to Mr. Absher, 50% of which was payable upon Board approval, and the remainder of which was payable on January 1, 2022. As of August 31, 2022, Mr. Absher received payment of 50% of his bonus, or $0.3 million, in March 2022. Furthermore, as discussed in Note 10, Stockholders’ Deficit the accompanies the Consolidate Financial Statement, on August 12, 2022, the Company entered into an agreement with Mr. Absher whereby he waived claims to certain unpaid compensation due to him through July 31, 2022, totaling $0.8 million, in exchange for an option to receive $4.1 million of the Company preferred stock series A shares. The agreement settled, the deferred payment of his incremental base salary, his outstanding personal time off or PTO as of July 31, 2022, and the remaining 50% of his approved bonus. As of January 1, 2023, Mr. Absher’s salary was adjusted back to the level applicable prior to the time of the adjustment effective January 1, 2022. Mr. Absher salary for the years ended August 31, 2023, and August 31, 2022, was $0.9 million and $0.8 million, respectively. The Company has accrued for his salary as of August 31, 2023, and August 31, 2022, which was $0.4 million and $0, respectively.

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Amanda Murphy

On February 10, 2020, Amanda Murphy was appointed to our Board. Ms. Murphy was our Director of Operations at the time of her appointment. Ms. Murphy received salary compensation of $0.5 million $0.3 million for the years ended August 31, 2023, and August 31, 2022, respectively. As of August 31, 2022, Ms. Murphy has deferred payment related to her salary increase of approximately $0.2 million and $0.2 million as of August 31, 2023, and August 31, 2022, respectively. The deferred payment salary is recorded in the accrued liabilities on the Consolidated Balance Sheets. As of January 1, 2023, Ms. Murphy’s salary was adjusted back to the level applicable prior to the time of the adjustment effective January 1, 2022.

Related Persons to Scott Absher

Mark Absher, the brother of Scott Absher, was hired by the Company as Deputy General Counsel – Special Projects, for an annual salary for the years ended August 31, 2023, and August 31, 2022, of $0.2 million and $0.2 million, respectively. Mr. Absher’s resigned on October 13,2023.

David May, a member of our business development team, is the son-in-law of Mr. Absher. Mr. May’s compensation for the years ended August 31, 2023, and August 31, 2022, of $0.2 million and $0.2 million, respectively.

Phil Eastvold, the Executive Producer of ShiftPixy Productions, Inc., is the son-in-law of Mr. Absher. Mr. Eastvold received compensation for the years ended August 31, 2023, and August 31, 2022, was $0.2 million and $0.2 million, respectively.

Jason Absher, a member of the Company’s business development team, is the nephew of Scott Absher and the son of Mark Absher. Mr. Absher’s compensation for the years ended August 31, 2023, and August 31, 2022, was $0.1 million and $0.1 million, respectively,

Connie Absher, (the spouse of Scott Absher), Elizabeth Eastvold, (the daughter of Scott and Connie Absher and spouse of Mr. Eastvold), and Hannah Woods, (the daughter of Scott and Connie Absher), are also employed by the Company. These individuals, as a group, received compensation for the years ended August 31, 2023, and August 31, 2022, was $0.2 million and $0.2 million, respectively.

The Company has accrued stock-based compensation related to shares of common stock to be issued for services provided by three directors. Stock-based compensation expense for the years ended August 31, 2023, and August 31, 2022, was $0.2 million and $0.2 million, respectively. The Company has agreements with three directors to receive shares of common stock valued at $0.1 million per year. No shares of common stock have been issued as of August 31, 2023, and August 31, 2023, respectively. As of August 31, 2023, and August 31, 2022, there are 1,208 and 0 shares of common stock to be issued to directors, respectively. The Chair of the Audit Committee resigned in July 2023.

As of August 31, 2023, and August 31, 2022, the Company has accrued $0.2 million and $0.2 million, respectively for stock-compensation related to shares to be issued for services to certain directors.

The amount due to the Board of Directors that is included in accounts payable is $0.3 million and $0.2 million, respectively.

Company related to Scott Absher

Scott Absher, the Company’s Chief Executive Officer is a shareholder in Quelliv. Quelliv seeks to provide a non-invasive, alternative approach to wellness using laser biomodulation / LLLT, activating the body’s restorative and regenerative processes. Quelliv is a client of ShiftPixy, Inc. ShiftPixy, Inc. has earned administration fee for the years ended August 31, 2023 and August 31, 2022 of $28,000 and $38,000 , respectively, In connection with unreimbursed incurred on behalf of Quelliv, the nature of expenses were software development, information technology, marketing, branding, payroll, professional and miscellaneous expenses, the amount for the years ended August 31, 2023 and August 31, 2022 were $0.5 million and $1.0 million, respectively.

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